SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2003

VARIFLEX, INC

(Exact name of registrant as specified in charter)

Delaware	0-24338	95-3164466
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5152 North Commerce Ave

Moorpark, California 93021

(Address of principal executive offices)

(805) 523-0322

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On December 10, 2003, Variflex, Inc issued a press release setting forth its results for its first fiscal quarter ended October 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1	Press release dated December 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Variflex, Inc

Date: December 10, 2003	By:	/s/ PETAR KATURICH
Name: Petar Katurich Title: Chief Financial Officer

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